UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

OXYGEN BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

1-34600
(Commission File No.)

Delaware	26-2593535
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

2530 Meridian Parkway, 3rd Floor, Durham, North Carolina 27713

(Address of principal executive offices)

(919) 806-4414

(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 8, 2010, Oxygen Biotherapeutics, Inc., posted a “Chairman’s Blog” on its website at www.oxybiomed.com, a copy of which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the blog is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

Exhibits

Attached to this report as Exhibit 99.1 is the “Chairman’s Blog” dated March 8, 2010, identified in Item 7.01, above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYGEN BIOTHERAPEUTICS, INC.

Date: March 8, 2010	By:	/s/ Chris J. Stern
Chris J. Stern, Chief Executive Officer